INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES
NOTE 10: INCOME TAXES
The current tax payable (recoverable) is based on taxable profit (loss) for the year. Taxable profit differs from profit as reported in the consolidated statements of operations because it excludes items of income or expense that are taxable or deductible in other years or are never taxable or deductible. The Company’s current income tax expense (benefit) is calculated using tax rates that have been enacted or substantively enacted as of the date of the consolidated statements of financial position.
Tax is charged or credited to the consolidated statements of operations, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the tax is recognized in other comprehensive income or in equity.
Deferred tax is recognized on differences between the carrying amounts of assets and liabilities, in the consolidated financial statements and the corresponding tax basis used in the computation of taxable profit, and is accounted for using the statements of financial position liability method. Deferred tax liabilities are generally recognized for all taxable temporary differences, and deferred tax assets are generally recognized for all deductible temporary differences and net operating loss carry forwards to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such assets and liabilities are not recognized if the taxable temporary difference arises from the initial recognition of non-deductible goodwill or if the differences arise from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the profit reported in the consolidated statements of operations.
Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries, associates and joint ventures, except if the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments are only recognized to the extent that it is probable that there will be sufficient taxable profits against which the benefits of the temporary differences can be utilized and are expected to reverse in the foreseeable future.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates (and tax laws) that have been enacted or substantively enacted at the consolidated statements of financial position date. The measurement of deferred tax assets and liabilities reflects the tax consequences that would result from the manner in which the Company expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities.
The carrying amount of deferred tax assets is reviewed at each consolidated statements of financial position date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to enable all or part of the asset to be recovered. The Company reviews the deferred tax assets in the different jurisdictions in which it operates to assess the possibility of realizing such assets based on projected taxable profit, the expected timing of the reversals of existing temporary differences, the carry forward period of temporary differences and tax losses carried forward and the implementation of planning strategies. Due to the numerous variables associated with these judgments and assumptions, both the precision and reliability of the resulting estimates of the deferred tax assets are subject to substantial uncertainties. In case a history of recent losses is present, the Company considers whether convincing other evidence exists, such as the character of (historical) losses and planning opportunities, to support the deferred tax assets recognition.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities, when they relate to income taxes levied by the same taxation authority and when the Company intends to settle its current tax assets and liabilities on a net basis.
Uncertain (income) tax positions are periodically assessed by the Company based on management’s best judgment given any changes in the facts, circumstances and information available and applicable tax laws. When it is probable that the position taken in the tax return will not be accepted by the tax authorities, the Group establishes provisions based on the most likely amount of the liability (recovery) or weighted average of various possible outcomes to reflect the effect of the uncertainty in determining the related taxable profit (tax loss), tax bases, unused tax losses, unused tax credits or tax rates, to the extent that a reliable estimate can be made.
The Company has adopted International Tax Reform – Pillar Two Model Rules (Amendments to IAS 12 upon their release on
May 23, 2023). The Amendments provide a temporary mandatory exception from deferred tax accounting for the top-up tax, which is effective immediately, and require new disclosures about the Pillar Two exposure as of December 31, 2023. The Company has applied a temporary mandatory relief from deferred tax accounting for the impacts of the top-up tax and accounts for it as a current tax when incurred.
Pillar Two legislation has been enacted or substantively enacted in the jurisdiction of ArcelorMittal S.A., the ultimate parent of the Group, and in certain other jurisdictions where the Company operates. The legislation is effective for the Company’s financial year beginning January 1, 2024. Based on the applicable criteria, the Company is subject to Pillar Two minimum tax and has substantially performed the assessment of its potential exposure. The assessment that is being carried out is based on the latest available tax filings, country-by-country reporting for 2022, and the latest financial information for 2023, and considers the Pillar Two legislation as enacted in Luxembourg and published by OECD rules and guidelines. Based on the assessment carried out so far, ArcelorMittal does not expect a material impact of the Pillar Two legislation to the consolidated financial statements. Nevertheless, as the rules are complex, uncertainty exists and unforeseen outcomes of the Pillar Two legislation may exceptionally result in additional top-up tax.
10.1 Income tax expense
The components of income tax expense (benefit) are summarized as follows:

	Year ended December 31,
	2023	2022	2021
Total current tax expense	1,008	2,080	2,953
Total deferred tax expense (benefit)	(770)	(363)	(493)
Total income tax expense	238	1,717	2,460
The following table reconciles the expected tax expense at the statutory rates applicable in the countries where the Company operates to the total income tax expense as calculated:

	Year ended December 31,
	2023	2022	2021
Net income (loss) (including non-controlling interests)	1,022	9,538	15,565
Income tax expense	238	1,717	2,460
Income before tax	1,260	11,255	18,025
Tax expense at the statutory rates applicable to income in the countries[1]	454	2,818	4,146
Permanent items	(101)	(303)	500
Rate changes	—	—	12
Net change in measurement of deferred tax assets	(423)	(1,154)	(2,956)
Tax effects of foreign currency translation	(20)	(34)	—
Tax credits	(26)	(22)	(24)
Other taxes	324	394	688
Others	30	18	94
Income tax expense	238	1,717	2,460
1.Tax expense at the statutory rates is based on income before tax excluding income from investments in associates, joint ventures and other investments.

ArcelorMittal’s consolidated income tax expense is affected by the income tax laws and regulations in effect in the various countries in which it operates and the pre-tax results of its subsidiaries in each of these countries, which can change from year to year. ArcelorMittal operates in jurisdictions, mainly in Eastern Europe and Asia, which have a structurally lower corporate income tax rate than the statutory tax rate as enacted in Luxembourg (24.94%), as well as in jurisdictions, mainly in Brazil and Mexico, which have a structurally higher corporate income tax rate.

Permanent items	Year ended December 31,
	2023	2022	2021
Taxable reversals of (tax deductible) write-downs on shares and receivables	(647)	(109)	735
Non-deductible loss on disposal of Kazakhstan operations	573	—	—
Juros sobre o Capital Próprio	(117)	(229)	(323)
Other permanent items	90	35	88
Total permanent items	(101)	(303)	500
Taxable reversals of (tax deductible) write-downs on shares and receivables: in connection with the Company's impairment test for goodwill and property, plant and equipment, the recoverability of the carrying amounts of investments in shares and intragroup receivables is also reviewed annually, resulting in tax deductible write-downs, or taxable reversals of previously recorded write-downs, of the values of loans and shares of consolidated subsidiaries in Luxembourg.
Juros sobre o Capital Próprio: Corporate taxpayers in Brazil, which distribute a dividend can benefit from a tax deduction corresponding to an amount of interest calculated as a yield on capital. The deduction is determined as the lower of the interest as calculated by application of the Brazilian long term interest rate on the opening balance of capital and reserves, and 50% of the income for the year or accumulated profits from the previous year. For accounting purposes, this distribution of interest on capital is regarded as a dividend distribution, while for Brazilian tax purposes it is regarded as tax deductible interest.
Non-deductible loss on disposal of Kazakhstan operations: the Company recorded 0.9 billion impairment charges and 1.5 billion foreign exchange translation losses in connection with the divestment of its operations in Kazakhstan. Both items are non-deductible for tax purposes, see note 2.3.
Rate changes
The 2021 tax expense from rate changes of 12 is mainly due to the impact of the change of the tax rate on deferred taxes in Argentina.
Net change in measurement of deferred tax assets
The 2023 net change in measurement of deferred tax assets of (423) mainly consists of (i) recognition of deferred tax assets in Luxembourg of (314) including recognition of tax losses carried forward based on revised taxable income forecast of (366), and (ii) net recognition of (109) of deferred tax assets in other tax jurisdictions, including (292) recognition related to higher future profits expectation.
The 2022 net change in measurement of deferred tax assets of (1,154) mainly consists of recognition of deferred tax assets in Luxembourg of (1,227) including mainly (676) effect of the utilization of unrecognized tax losses carried forward following higher profitability of the current year (net of write-downs of shares), (579) recognition of tax losses carried forward based on revised taxable income forecast, derecognition of deferred tax assets on losses and deductible temporary differences in Ukraine of 178, and (105) utilization of deferred tax assets in other tax jurisdictions, following profits generated during the year.
The 2021 net change in measurement of deferred tax assets of (2,956) mainly consists of recognition of deferred tax assets in Luxembourg of (1,166) following higher profitability of the current year and increase of the available deferred tax liabilities, recognition of deferred tax assets on current year taxable reversal of write-downs of the value of shares and receivables of consolidated subsidiaries in Luxembourg (735), and (1,055) net recognition and utilization of deferred tax assets on losses and temporary differences in the United States and other tax jurisdictions, following significant profits generated during the year.
Tax effects of foreign currency translation
The tax effects of foreign currency translation of (20), (34)and nil at December 31, 2023, 2022 and 2021, respectively, refer mainly to deferred tax assets and liabilities of certain entities with a different functional currency than the currency applied for tax filing purposes.
Tax credits
The tax credits are mainly attributable to the Company’s operating subsidiaries in Brazil. They relate to credits claimed on foreign investments, credits for research and development and other credits.
Other taxes
Other taxes mainly include withholding taxes on dividends, services, royalties and interests as well as mining duties in Canada and Mexico, state tax , Corporate Alternative Minimum Tax ("CAMT") and Base Erosion and Anti-Abuse Tax ("BEAT") in the United States, and Cotisation sur la Valeur Ajoutée des Entreprises ("CVAE'') in France.

Others	Year ended December 31,
	2023	2022	2021
Tax contingencies/settlements	43	(3)	137
Prior period taxes	(4)	14	(31)
Others	(9)	7	(12)
Total	30	18	94
Tax contingencies/settlements of 43, (3), and 137 at December 31, 2023, 2022 and 2021, respectively, consist of uncertain tax positions (see note 10.3) mainly related to North America and ACIS.
10.2 Income tax recorded directly in equity and/or other comprehensive income

	Year ended December 31,
	2023	2022	2021
Recognized in other comprehensive income on:
Deferred tax expense (benefit)
Unrealized gain on investments in equity instruments at FVOCI	—	—	167
Gain (loss) on derivative financial instruments	(126)	(31)	648
Recognized actuarial gain (loss)	(18)	193	144
Foreign currency translation adjustments	110	143	59
	(34)	305	1,018
Recognized directly in equity on:
Current tax expense (benefit)
Realized gain on investments in equity instruments at FVOCI	—	—	—
Deferred tax expense (benefit)
Loss related to repurchase of MCNs	(231)	—	(185)
Realized gain on investments in equity instruments at FVOCI	—	—	—
	(231)	—	(185)

Total	(265)	305	833
10.3 Uncertain tax positions
The Company operates in multiple jurisdictions with complex legal and tax regulatory environments. In certain of these jurisdictions, ArcelorMittal has taken income tax positions that management believes are supportable and are intended to withstand challenge by tax authorities. Some of these positions are inherently uncertain and include those relating to transfer pricing matters and the interpretation of income tax laws applied in complex transactions. The Company periodically reassesses its tax positions. Changes to the financial statement recognition, measurement and disclosure of tax positions are based on management’s best judgment given any changes in the facts, circumstances, information available and applicable tax laws. Considering all available information and the history of resolving income tax uncertainties, the Company believes that the ultimate resolution of such matters will not have a material effect on the Company’s financial position, statements of operations or cash flows beyond the income tax contingencies recorded as of the reporting date. (see notes 9.2 and 9.3).
10.4 Deferred tax assets and liabilities
The origin of the deferred tax assets and liabilities is as follows:

	Assets		Liabilities		Net
	2023	2022	2023	2022	2023	2022
Intangible assets	19	21	(618)	(553)	(599)	(532)
Property, plant and equipment	412	172	(3,666)	(3,757)	(3,254)	(3,585)
Inventories	193	214	(73)	(116)	120	98
Financial instruments	16	47	(139)	(16)	(123)	31
Other assets	201	161	(499)	(538)	(298)	(377)
Provisions	815	819	(472)	(389)	343	430
Other liabilities	464	474	(126)	(119)	338	355
Tax losses and other tax benefits carried forward	10,302	9,340	—	—	10,302	9,340
Tax credits carried forward	208	128	—	—	208	128
Deferred tax assets (liabilities)	12,630	11,376	(5,593)	(5,488)	7,037	5,888
Deferred tax assets					9,469	8,554
Deferred tax liabilities					(2,432)	(2,666)
Deferred tax assets recognized by the Company as of December 31, 2023 included the following:

	Gross amount	Total deferred tax assets	Recognized deferred tax assets	Unrecognized deferred tax assets
Tax losses and other tax benefits carried forward	139,108	34,360	10,302	24,058
Tax credits carried forward	690	690	208	482
Other temporary differences	13,140	3,108	2,120	988
Total		38,158	12,630	25,528
Deferred tax assets recognized by the Company as of December 31, 2022 included the following:

	Gross amount	Total deferred tax assets	Recognized deferred tax assets	Unrecognized deferred tax assets
Tax losses and other tax benefits carried forward	126,685	31,587	9,340	22,247
Tax credits carried forward	600	600	128	472
Other temporary differences	10,543	2,663	1,908	755
Total		34,850	11,376	23,474
As of December 31, 2023, the majority of unrecognized deferred tax assets relates to tax losses carried forward attributable to various subsidiaries located in different jurisdictions (primarily Brazil, France, Luxembourg, Spain and USA) with different statutory tax rates. At each reporting date, ArcelorMittal considers existing evidence, both positive and negative, including the earnings history and results of recent operations, reversals of deferred tax liabilities, projected future taxable income, and planning strategies, that could impact the view with regard to future realization of these deferred tax assets.
The amount of the total deferred tax assets is the aggregate amount of the various recognized and unrecognized deferred tax assets at the various subsidiaries and not the result of a computation with a given blended rate. The utilization of tax losses carried forward is restricted to the taxable income of the subsidiary or tax consolidation group to which it belongs. The utilization of tax losses carried forward may also be restricted by the character of the income, expiration dates and limitations on the yearly use of tax losses against taxable income.
At December 31, 2023, the total amount of accumulated tax losses in Luxembourg with respect to the ArcelorMittal S.A. tax integration amounted to 120.6 billion, of which 35.3 billion is considered realizable, resulting in the recognition of 8.8 billion of deferred tax assets at the applicable income tax rate in Luxembourg. At December 31, 2022, the total amount of accumulated tax losses in Luxembourg with respect to the main tax consolidation amounted to approximately 110.7 billion, of which 34 billion was considered realizable, resulting in the recognition of 8.5 billion of deferred tax assets at the applicable income tax rate in Luxembourg. Under the Luxembourg tax legislation, tax losses generated before 2017 can be carried forward indefinitely and are not subject to any specific yearly loss utilization limitations. The tax losses carried forward relate primarily to tax deductible write-down charges taken on investments in shares of consolidated subsidiaries recorded by certain of ArcelorMittal’s holding companies in Luxembourg. Of the total tax losses carried forward, 61 billion may be subject to recapture in the future if the write-downs that caused them are reversed creating taxable income unless the Company crystallizes them through sales or other organizational restructuring activities.
The Company believes that it is probable that sufficient future taxable profits will be generated to support the recognized deferred tax asset for tax losses carried forward in Luxembourg. As part of its recoverability assessment the Company has taken into account (i) its most recent forecast approved by management and the Board of Directors, (ii) the likelihood that the factors that have contributed to past losses in Luxembourg will not recur, (iii) the fact that ArcelorMittal in Luxembourg is the main provider of funding to the Company’s consolidated subsidiaries, leading to significant amounts of taxable interest income on outstanding and future loans as updated based on most recent funding strategy, (iv) the expected level of interest expenses in Luxembourg driven by the Group net debt level, (v) the industrial franchise agreement whereby ArcelorMittal S.A. licenses its business model for manufacturing, processing and distributing steel to group subsidiaries, and (vi) other significant and reliable sources of operational income earned from ArcelorMittal’s European and worldwide operating subsidiaries for centralized distribution and procurement activities performed in Luxembourg. The Company has also considered the implications of the net-zero path and its carbon emissions intensity reduction targets on its future taxable profits expectations in relation to the existing business models and the potential future financing of such projects, resulting in no major impact on the estimated level of future taxable profit. In performing the assessment, the Company estimates at which point in time its earnings projections are no longer reliable, and thus taxable profits are no longer probable. Accordingly, the Company has established consistent forecast periods for its different income streams for estimating probable future taxable profits, against which the unused tax losses can be utilized in Luxembourg.
At December 31, 2023, based upon the level of historical taxable income and projections for future taxable income over the periods in which the deductible temporary differences are anticipated to reverse, management believes it is probable that ArcelorMittal will realize the benefits of the recognized deferred tax assets of 9.5 billion. The amount of future taxable income required to be generated by ArcelorMittal’s subsidiaries to utilize the deferred tax assets of 9.5 billion is at least 41.5 billion. Historically, the Company has been able to generate sufficient taxable income and believes that it will generate sufficient levels of taxable income in the coming years to allow the Company to utilize tax benefits associated with tax losses carried forward and other deferred tax assets that have been recognized in its consolidated financial statements. Where the Company has had a history of recent losses, it relied on convincing other evidence such as the character of (historical) losses and planning opportunities to support the deferred tax assets recognized.
As of December 31, 2023, ArcelorMittal recorded 168 of deferred income tax liabilities in respect of deferred taxation that would arise if temporary differences on investments in subsidiaries, associates and interests in joint ventures were to be realized in the foreseeable future as compared to 146 as of December 31, 2022. No deferred tax liability has been recognized in respect of other temporary differences on investments in subsidiaries, associates and interests in joint ventures because the Company is able to control the timing of the reversal of the temporary difference and it is probable that such differences will not reverse in the foreseeable future. The amount of these unrecognized deferred tax liabilities is 870 at December 31, 2023 (795 at December 31, 2022).
10.5 Tax losses, tax credits and other tax benefits carried forward
At December 31, 2023, the Company had total estimated tax losses carried forward and other tax benefits of 139.1 billion.
This includes net operating losses and other tax benefits of 15.2 billion primarily related to subsidiaries in the Basque Country in Spain, Luxembourg and the United States, which expire as follows:

Year expiring	Recognized	Unrecognized	Total
2024	25	43	68
2025	10	63	73
2026	1	30	31
2027	4	3	7
2028	272	34	306
2029 - 2044	1,066	13,619	14,685
Total	1,378	13,792	15,170
The remaining tax losses carried forward and other tax benefits for an amount of 123.9 billion (of which 40.3 billion are recognized and 83.6 billion are unrecognized) are carried forward for unlimited period of time and primarily relate to the Company’s operations in Brazil, France, Luxembourg, Spain and in the United States.
At December 31, 2023, the Company also had total estimated tax credits carried forward of 690.
Such amount includes tax credits of 499 (of which 129 recognized and 370 unrecognized) and primarily attributable to subsidiaries in the Basque country in Spain which expire as follows:

Year expiring	Recognized	Unrecognized	Total
2024	—	1	1
2025	—	1	1
2026	—	1	1
2027	—	1	1
2028	—	1	1
2028 - 2043	129	365	494
Total	129	370	499
The remaining tax credits for an amount of 191 of which 79 are recognized and 112 are unrecognized) are indefinite and primarily attributable to the Company’s operations in Brazil, Spain and the United States.
Tax losses, tax credits and other tax benefits carried forward are denominated in the currency of the countries in which the respective subsidiaries are located and operate, except for Luxembourg where the tax losses are mainly denominated in U.S. dollar. Fluctuations in currency exchange rates could impact the U.S. dollar equivalent value of these tax losses carried forward in future years.